                  ARTHUR ANDERSEN LLP


                                          Exhibit (23)(b)






       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our reports dated January 24, 1997, included or incorporated by reference in CMS Energy Corporation's Form 10-K for the year ended December December 31, 1996, and to all references to our Firm included in this registration statement.




                                    /s/ Arthur Andersen LLP



Detroit, Michigan,
   August 14, 1997.